SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))
[X ]  Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Sec. 240.14a-12

                              MTB Group of Funds
------------------------------------------------------------------------------
                         (Retail/Institutional Funds)
               (Name of Registrant as Specified In Its Charter)

                                     N/A
------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee  (Check the appropriate box):

[X]   No fee required.
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1.    Title of each class of securities to which transaction applies:
      2.    Aggregate number of securities to which transaction applies:
      3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      4.    Proposed maximum aggregate value of transaction:
      5.    Total fee paid:

[  ]  Fee paid previously with preliminary proxy materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
      ------------------------------------------------------------

      2)    Form, Schedule or Registration Statement No.:
      ------------------------------------------------------------

      3)    Filing Party:
      ------------------------------------------------------------

      4)    Date Filed:
      ------------------------------------------------------------


                PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY
                     PROMPTLY TO AVOID ADDITIONAL EXPENSE.

   You can help the Trust avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed proxy. If you are unable to attend the Special Meeting, sign, date and return the enclosed proxy so that the necessary quorum may be represented at the Special Meeting.
    The enclosed envelope requires no postage if mailed in the United States.

                PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY
                     PROMPTLY TO AVOID ADDITIONAL EXPENSE.

   You can help the Trust avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed proxy. If you are unable to attend the Special Meeting, sign, date and return the enclosed proxy so that the necessary quorum may be represented at the Special Meeting.
    The enclosed envelope requires no postage if mailed in the United States.


                               MTB GROUP OF FUNDS

                       MTB U.S. Treasury Money Market Fund
                      MTB U.S. Government Money Market Fund
                         MTB Tax Free Money Market Fund
                              MTB Money Market Fund
                     MTB New York Tax-Free Money Market Fund
                   MTB Pennsylvania Tax Free Money Market Fund
                           MTB Prime Money Market Fund
                     MTB Short Duration Government Bond Fund
                       MTB Short-Term Corporate Bond Fund
                          MTB U.S. Government Bond Fund
                        MTB New York Municipal Bond Fund
                      MTB Pennsylvania Municipal Bond Fund
                        MTB Maryland Municipal Bond Fund
                         MTB Intermediate-Term Bond Fund
                                 MTB Income Fund
                MTB Managed Allocation Fund--Conservative Growth
              MTB Managed Allocation Fund - Conservative Growth II
                  MTB Managed Allocation Fund--Moderate Growth
                MTB Managed Allocation Fund - Moderate Growth II
                 MTB Managed Allocation Fund--Aggressive Growth
               MTB Managed Allocation Fund - Aggressive Growth II
                                MTB Balanced Fund
                             MTB Equity Income Fund
                            MTB Large Cap Value Fund
                           MTB Large Cap Value Fund II
                              MTB Equity Index Fund
                            MTB Large Cap Stock Fund
                            MTB Large Cap Growth Fund
                          MTB Large Cap Growth Fund II
                            MTB Multi Cap Growth Fund
                             MTB Mid Cap Stock Fund
                             MTB Mid Cap Growth Fund
                            MTB Small Cap Stock Fund
                            MTB Small Cap Growth Fund
                          MTB International Equity Fund
                        IMPORTANT SHAREHOLDER INFORMATION

These materials are for a special meeting of shareholders scheduled for August 22, 2005 at 2:00 p.m., Eastern time. This information will provide you with details of the proposals to be voted on at the special meeting, and includes your Proxy Statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund(s). If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Board of Trustees' recommendations on page 3 of the Proxy Statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSALS IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE TRUST MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

We welcome your comments. If you have any questions, call 1-800-836-2211 (or, in the Buffalo area, 716-635-9368).

                               MTB GROUP OF FUNDS


A LETTER FROM THE PRESIDENT

Dear Shareholders:

I am writing to request that you consider two important matters relating to your investment in MTB Group of Funds (the "Trust") in connection with a special meeting of shareholders (the "Special Meeting") of the Trust's series listed on the previous page (together, the "Funds"), to be held on August 22, 2005 at 2:00 p.m., Eastern time, at the Trust's address at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010. The materials that we have included discuss the proposals to be voted on at the Special Meeting that will affect the future of the Trust and the Funds.

I am sure that, like most people, you lead a busy life and are tempted to put this proxy aside for another day. Please don't! Your vote for these issues will make a measurable difference in the quality and value of the services you receive from the MTB Funds. Also, your vote will help the Funds avoid additional expenses for follow-up mailings and telephone calls when shareholders do not return their proxies.

The Board of Trustees (the "Board") of the Trust recommends that shareholders cast their votes in favor of:

1. Electing Marguerite Hambleton, William H. Cowie, Jr. and Richard B. Seidel as Trustees of the Trust-TO BE VOTED ON BY ALL SHAREHOLDERS.

     We ask you to confirm the Board's recommendation by electing Marguerite Hambleton, William H. Cowie, Jr. and Richard B. Seidel as Trustees of the Trust. Dr. Hambleton, Mr. Cowie and Mr. Seidel have not previously been elected by shareholders.

2. Changing the fundamental investment objective of the Large Cap Value Fund -TO BE VOTED ON BY SHAREHOLDERS OF THE LARGE CAP VALUE FUND ONLY.

     Large Cap Value Fund was originally formed as an equity income fund, and thus historically invested primarily in dividend-paying equity securities in order to provide shareholders with both a steady income stream and a possibility of capital appreciation. Large Cap Value Fund will continue to invest in large capitalization issuers, many of which are dividend-paying, but will primarily focus on issuers whose unrecognized or undervalued assets will provide shareholders with an opportunity for capital appreciation. Accordingly, shareholders are being asked to approve the change in investment objective as follows: "To provide capital appreciation." Current income will be adopted as a secondary, non-fundamental consideration.



  To give you greatest convenience possible in voting, you may vote in one of three ways:


1. By filling out, signing and returning the enclosed proxy card, 2. By calling toll-free 1-800-690-6903, or 3. Online through the web site www.proxyweb.com

The Proxy Statement uses a question and answer format designed to provide you with a simpler and more concise explanation of certain issues. Although much of the information in the Proxy Statement is technical and is required by the various regulations that govern the Trust and the Funds, we hope that this Q&A format will be helpful to you.

                                                          Sincerely,



                                                          Carl W. Jordan
                                                          President

                               MTB GROUP OF FUNDS

                       MTB U.S. Treasury Money Market Fund
                      MTB U.S. Government Money Market Fund
                         MTB Tax Free Money Market Fund
                              MTB Money Market Fund
                     MTB New York Tax-Free Money Market Fund
                   MTB Pennsylvania Tax Free Money Market Fund
                           MTB Prime Money Market Fund
                     MTB Short Duration Government Bond Fund
                       MTB Short-Term Corporate Bond Fund
                          MTB U.S. Government Bond Fund
                        MTB New York Municipal Bond Fund
                      MTB Pennsylvania Municipal Bond Fund
                        MTB Maryland Municipal Bond Fund
                         MTB Intermediate-Term Bond Fund
                                 MTB Income Fund
                MTB Managed Allocation Fund--Conservative Growth
              MTB Managed Allocation Fund - Conservative Growth II
                  MTB Managed Allocation Fund--Moderate Growth
                MTB Managed Allocation Fund - Moderate Growth II
                 MTB Managed Allocation Fund--Aggressive Growth
               MTB Managed Allocation Fund - Aggressive Growth II
                                MTB Balanced Fund
                             MTB Equity Income Fund
                            MTB Large Cap Value Fund
                           MTB Large Cap Value Fund II
                              MTB Equity Index Fund
                            MTB Large Cap Stock Fund
                            MTB Large Cap Growth Fund
                          MTB Large Cap Growth Fund II
                            MTB Multi Cap Growth Fund
                             MTB Mid Cap Stock Fund
                             MTB Mid Cap Growth Fund
                            MTB Small Cap Stock Fund
                            MTB Small Cap Growth Fund
                          MTB International Equity Fund


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 22, 2005

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of MTB Group of Funds (the "Trust"), which presently consists of 35 portfolios or series, the MTB U.S. Treasury Money Market Fund (the "U.S. Treasury Money Market Fund"), MTB U.S. Government Money Market Fund (the "U.S. Government Money Market Fund"), MTB Tax Free Money Market Fund (the "Tax Free Money Market Fund"), MTB Money Market Fund (the "Money Market Fund"), MTB New York Tax-Free Money Market Fund (the "New York Tax-Free Money Market Fund"), MTB Pennsylvania Tax Free Money Market Fund (the "Pennsylvania Tax Free Money Market Fund"), MTB Prime Money Market Fund (the "Prime Money Market Fund"), MTB Short Duration Government Bond Fund (the "Short Duration Government Bond Fund"), MTB Short-Term Corporate Bond Fund (the "Short-Term Corporate Bond Fund"), MTB U.S. Government Bond Fund (the "U.S. Government Bond Fund"), MTB New York Municipal Bond Fund (the "New York Municipal Bond Fund"), MTB Pennsylvania Municipal Bond Fund (the "Pennsylvania Municipal Bond Fund"), MTB Maryland Municipal Bond Fund (the "Maryland Municipal Bond Fund"), MTB Intermediate-Term Bond Fund (the "Intermediate-Term Bond Fund"), MTB Income Fund (the "Income Fund"), MTB Managed Allocation Fund - Conservative Growth (the "Conservative Growth Fund"), MTB Managed Allocation Fund - Conservative Growth II (the "Conservative Growth Fund II") MTB Managed Allocation Fund - Moderate Growth (the "Moderate Growth Fund"), MTB Managed Allocation Fund - Moderate Growth II (the "Moderate Growth Fund II"), MTB Managed Allocation Fund - Aggressive Growth (the "Aggressive Growth Fund"), MTB Managed Allocation Fund - Aggressive Growth II (the "Aggressive Growth Fund II"), MTB Balanced Fund (the "Balanced Fund"), MTB Equity Income Fund (the "Equity Income Fund"), MTB Large Cap Value Fund (the "Large Cap Value Fund"), MTB Large Cap Value Fund II (the "Large Cap Value Fund II"), MTB Equity Index Fund (the "Equity Index Fund"), MTB Large Cap Stock Fund (the "Large Cap Stock Fund"), MTB Large Cap Growth Fund (the "Large Cap Growth Fund"), MTB Large Cap Growth Fund II (the "Large Cap Growth Fund II"), MTB Multi Cap Growth Fund (the "Multi Cap Growth Fund"), MTB Mid Cap Stock Fund (the "Mid Cap Stock Fund"), MTB Mid Cap Growth Fund (the "Mid Cap Growth Fund"), MTB Small Cap Stock Fund (the "Small Cap Stock Fund"), MTB Small Cap Growth Fund (the "Small Cap Growth Fund"), MTB International Equity Fund (the "International Equity Fund") (each individually a "Fund," and collectively, the "Funds"), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, on August 22, 2005 at 2:00 p.m., Eastern time, to vote on the following Proposals:

         1. To elect Marguerite Hambleton, William H. Cowie, Jr. and Richard B. Seidel as Trustees of the Trust (all Funds); and

         2. To approve or disapprove a change in the fundamental investment objective of Large Cap Value Fund (Large Cap Value Fund only); and

                  To vote upon any other business that may properly come before the Special Meeting or any adjournments thereof.

The Board of Trustees has fixed June 30, 2005 as the record date for determination of the shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournments of the Special Meeting.

                                      By Order of the Board of Trustees,



                                      C. Grant Anderson
                                      Secretary
July 15, 2005

                                TABLE OF CONTENTS

                                                                          PAGE

Proposal 1:  Election of Marguerite Hambleton,
             William H. Cowie, Jr. and  Richard B. Seidel as
             Trustees of the Trust..............                            3

Proposal 2:  Approval or disapproval of new investment objective
             for Large Cap Value Fund..........                             4

Other Business.......................................................       5

Information about the Trust..........................................       5

Further Information about Voting and the Special Meeting.............       18

Nominating Committee Charter........................................ Exhibit A

                               MTB GROUP OF FUNDS
                       MTB U.S. Treasury Money Market Fund
                      MTB U.S. Government Money Market Fund
                         MTB Tax Free Money Market Fund
                              MTB Money Market Fund
                     MTB New York Tax-Free Money Market Fund
                   MTB Pennsylvania Tax Free Money Market Fund
                           MTB Prime Money Market Fund
                     MTB Short Duration Government Bond Fund
                       MTB Short-Term Corporate Bond Fund
                          MTB U.S. Government Bond Fund
                        MTB New York Municipal Bond Fund
                      MTB Pennsylvania Municipal Bond Fund
                        MTB Maryland Municipal Bond Fund
                         MTB Intermediate-Term Bond Fund
                                 MTB Income Fund
                MTB Managed Allocation Fund--Conservative Growth
              MTB Managed Allocation Fund - Conservative Growth II
                  MTB Managed Allocation Fund--Moderate Growth
                MTB Managed Allocation Fund - Moderate Growth II
                 MTB Managed Allocation Fund--Aggressive Growth
               MTB Managed Allocation Fund - Aggressive Growth II
                                MTB Balanced Fund
                             MTB Equity Income Fund
                            MTB Large Cap Value Fund
                           MTB Large Cap Value Fund II
                              MTB Equity Index Fund
                            MTB Large Cap Stock Fund
                            MTB Large Cap Growth Fund
                          MTB Large Cap Growth Fund II
                            MTB Multi Cap Growth Fund
                             MTB Mid Cap Stock Fund
                             MTB Mid Cap Growth Fund
                            MTB Small Cap Stock Fund
                            MTB Small Cap Growth Fund
                          MTB International Equity Fund


                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010


                                 PROXY STATEMENT

                                  THE PROPOSALS

PROPOSAL 1: ELECTION OF MARGUERITE HAMBLETON,  WILLIAM H. COWIE, JR. AND
            RICHARD B. SEIDEL AS TRUSTEES OF THE TRUST


This Proposal Pertains to All Funds.

Who are the current Trustees, and who is standing for election as a Trustee?

The Board currently consists of six (6) Trustees:  Joseph J. Castiglia,  William
H. Cowie, Jr., John S. Cramer, Mark J. Czarnecki, Daniel R. Gernatt, Jr. and Richard B. Seidel. Except for Messrs. Cowie and Seidel, each of the Trustees currently serving on the Board was previously elected by shareholders. Shareholders elected Mr. Cramer on June 28, 2001 and the other Trustees on October 23, 2000. Messrs. Castiglia, Czarnecki, and Gernatt have served as Trustees since August 11, 2000,(1) Mr. Cramer has served as a Trustee since
December 1, 2000, and Messrs. Cowie and Seidel have served as Trustees since September 1, 2003. Please see "Who are the Incumbent Trustees of the Trust?" in this Proxy Statement for biographical information about the Trustees, including Dr. Hambleton and Messrs. Cowie and Seidel.



At the March 2005 Nominating Committee meeting, the "Independent Trustees" (as defined below) nominated Marguerite Hambleton to serve as a new Trustee of the Trust, effective the date of her election by shareholders. Dr. Hambleton was recommended by a Trustee of the Trust. Mr. Cowie and Mr. Seidel were elected Trustees at the September 2003 Board meeting by the Trustees then in office, but they have not been elected by shareholders. Under Section 16(a) of the Investment Company Act of 1940 (the "1940 Act"), the Board may not elect new trustees in the absence of shareholder approval unless, after giving effect to the election, at least two-thirds of the Trustees then in office shall have been elected by shareholders. In order to give the Board the ability to add a limited number of new Trustees in the future without the added expense of another shareholder meeting, it is proposed that Messrs. Cowie and Seidel be elected by shareholders at the same time shareholders approve the addition of Dr. Hambleton.

The role of the Trustees is to oversee the operations of the Funds. The Board is responsible for managing the Trust's business affairs and for exercising all of the Trust's powers except those reserved to shareholders. The Trustees seek to make certain that the Trust is operated for the benefit of shareholders. The Trustees review the Funds' performance, and select and oversee the services provided to the Funds by MTB Investment Advisors, Inc., the Funds' investment advisor, and the Trust's other service providers. The Trust established an Audit Committee in August 2000, and it is currently composed of Messrs. Castiglia, Cowie, Cramer, and Seidel. The Trust established an Executive Committee in December 2003, and it is currently composed of Messrs. Czarnecki, Gernatt and Seidel. The Trust established a Nominating Committee in June 2004, and it is currently composed of Messrs. Castiglia, Cowie, Cramer, Gernatt and Seidel. During the fiscal year ended April 30, 2005, the Audit Committee met four times, the Nominating Committee met one time, and the Executive Committee did not meet. The Nominating Committee has adopted a written charter, a copy of which is attached to this Proxy Statement as Exhibit A.



Dr. Hambleton is currently eligible and has consented to serve as Trustee if elected by shareholders. The Board has no reason to believe that Dr. Hambleton will become unavailable for election as Trustee. If elected by shareholders, Dr. Hambleton and Messrs. Cowie and Seidel, like the other Trustees, will hold office without limit in time until death, resignation, retirement or removal, or until the next meeting of shareholders to elect Trustees and the election and qualification of his or her successor. The election of Dr. Hambleton and Messrs. Cowie and Seidel as Trustees requires a plurality vote of the shares represented in person or by proxy at the Special Meeting and entitled to vote.

If Dr. Hambleton or Messrs. Cowie or Seidel shall by reason of death or for any other reason become unavailable as a candidate at the Special Meeting, votes pursuant to the enclosed proxy may be cast for a substitute candidate by the persons named on the proxy card, or their substitutes, present and acting at the Special Meeting. The selection of any substitute candidate for election as a Trustee will be made by the Nominating Committee and approved by a majority of the Trustees who are not "interested persons" (as that term is defined in the 1940 Act) (the "Independent Trustees").

                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
 SHAREHOLDERS VOTE TO ELECT MARGUERITE HAMBLETON, WILLIAM H. COWIE, JR.
                 AND RICHARD B. SEIDEL AS TRUSTEES OF THE TRUST



PROPOSAL 2: APPROVAL OF THE PROPOSED  CHANGE TO THE INVESTMENT  OBJECTIVE OF THE
            LARGE CAP VALUE FUND BY SHAREHOLDERS OF THE LARGE CAP VALUE FUND

What did the Board consider and review in determining to change the investment objective of the Large Cap Value Fund?

The current investment objective of Large Cap Value Fund is to provide income. This investment objective is fundamental and therefore cannot be changed without shareholder approval. Capital appreciation is a secondary, non-fundamental investment consideration. Therefore, this can be changed by the Board without shareholder approval. The Board has approved, and recommended for shareholder approval, the following new fundamental investment objective for Large Cap Value
Fund: "To provide capital appreciation." The Board has approved the following non-fundamental policy: Current income is a secondary, non-fundamental consideration.

Large Cap Value Fund was originally formed as an equity income fund, and thus historically invested primarily in dividend-paying equity securities in order to provide shareholders with both a steady income stream and a possibility of capital appreciation. MTB Equity Income Fund (established in connection with the ARK Fund reorganization), however, already fills this slot in the MTB Funds' lineup of funds. Large Cap Value Fund has, in the meantime, differentiated itself from MTB Equity Income Fund by putting a greater emphasis on achieving capital appreciation vis-a-vis current income, and thus the proposed change in investment objective of Large Cap Value Fund will more aptly describe the current management style of that Fund.

What is the vote required to approve this Proposal 2?

Approval of this Proposal 2 requires the affirmative vote of a "majority of the outstanding voting securities" of the Large Cap Value Fund, as further described in this Proxy Statement under "Further Information About Voting and the Special Meeting."

                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                    SHAREHOLDERS OF THE LARGE CAP VALUE FUND
                               VOTE FOR PROPOSAL 2

                                 OTHER BUSINESS

The Trustees know of no other business to be presented at the Special Meeting other than Proposals 1 and 2, and do not intend to bring any other matters before the Special Meeting. However, if any additional matters should be properly presented, proxies will be voted or not voted as specified. Proxies reflecting no specification will be voted for the election of the three nominees, in favor of the change in investment objective and, as to any other matter properly coming before the meeting, in accordance with the judgment of the persons named in the proxy.

                           INFORMATION ABOUT THE TRUST

Who are the Incumbent Trustees of the Trust?



The Board is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Board member of the Funds. Where required, the tables separately list Board members who are "interested persons" of the Funds (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). Each Board member oversees all portfolios of the Trust and serves for an indefinite term. Information about each Board member is provided below and includes each person's: name, address, birth date, present position(s) held with the Trust, principal occupations for the past five years, and other directorships held for its most recent fiscal year. The Trust is composed of 35 funds and is the only investment company in the Fund Complex.



INTERESTED TRUSTEE BACKGROUND AND COMPENSATION


Name
Address
Birth date
Position With Trust            Principal Occupations for Past Five Years and Other Directorships Held
Date Service Began
Mark J. Czarnecki+             Principal Occupations: Executive Vice President, Manufacturers and Traders Trust
------------------------------ Company ("M&T Bank"), division head for M&T
Bank's investment group.
Manufacturers and Traders
Trust Company                  Other Directorships Held:  None
One M&T Plaza
Buffalo, NY 14203
Birthdate:  November 3, 1955

Trustee

Began serving: August 2000


+ Mark J. Czarnecki is "interested" due to positions he holds with M&T Bank, the parent of the Funds' advisor.
















INDEPENDENT TRUSTEES BACKGROUND AND COMPENSATION



Name
Address
Birth date
Position With Trust            Principal Occupations for Past Five Years and Other Directorships Held
Date Service Began
Joseph J. Castiglia            Principal Occupations: Chairman of the Board,  HealthNow Systems, Inc. and
------------------------------ HealthNow New York, Inc. (health care company) ; and former President, Chief
Roycroft Campus                Executive Officer and Vice Chairman, Pratt & Lambert United, Inc. (manufacturer of
21 South Grove Street, Suite   paints and chemical specialties).
291
East Aurora, NY 14052          Other Directorships Held: The Energy East Corp.
Birth date: July 20, 1934

Chairman and Trustee

Began serving: February 1988

John S. Cramer                 Principal Occupations: Retired President and Chief Executive Officer, Pinnacle
4216 Jonathan Lane             Health System (health care); President Emeritus, Highmark Blue Cross Blue Shield.
Harrisburg, PA 17110
Birth date: February 22, 1942
                               Other Directorships Held: Highmark Blue Cross Blue Shield; Chek-Med Corporation.
Trustee

Began serving: December 2000

Daniel R. Gernatt, Jr.         Principal Occupations: President and CFO, Gernatt Asphalt Products, Inc.;
Richardson & Taylor Hollow     President, Dan Gernatt Gravel Products, Inc.; President, Country Side Sand &
Roads                          Gravel, Inc.
Collins, NY
Birth  date: July 14, 1940     Other Directorships Held: None

Trustee

Began serving: February 1988

William H. Cowie, Jr.          Principal Occupations: Retired Vice Chairman of Signet Banking Corp., since 1991.
1408 Ruxton Road
Baltimore, MD                  Other Directorships Held: None
Birth date: January 24, 1931

Trustee

Began serving: September 2003

Richard B. Seidel              Principal Occupations: Chairman and Director (since 1995) of Girard Partners, a
770 Hodges Lane                registered broker-dealer
Strafford, PA
Birth date: April 20, 1941     Other Directorships Held: None

Trustee

Began serving: September 2003











Who are the Nominees/Trustees Standing for Election?


Name
Address
Birth date
Position With Trust            Principal Occupations for Past Five Years and Other Directorships Held
Date Service Began

Dr. Marguerite D. Hambleton    Principal Occupations: Chairman, Federal Reserve (Buffalo Branch); Board Member,
------------------------------ Western New York Public Broadcasting; Trustee, Canisius College; Retired President
62 LaNoche Court               and CEO of AAA Western and Central New York.
Buffalo, NY
Birth date: February 19, 1943  Other Directorships Held: None.

Nominee for Trustee


William H. Cowie, Jr.          Principal Occupations: Retired Vice Chairman of Signet Banking Corp., since 1991.
1408 Ruxton Road
Baltimore, MD
Birth date: January 24, 1931
                               Other Directorships Held: None
Trustee

Began serving: September 2003

Richard B. Seidel              Principal Occupations: Chairman and Director (since 1995) of Girard Partners, a
770 Hodges Lane                registered broker-dealer
Strafford, PA
Birth date: April 20, 1941

Trustee                        Other Directorships Held: None

Began serving: September 2003




BOARD OWNERSHIP OF SHARES IN THE FUNDS AND IN THE TRUST
AS OF DECEMBER 31, 2004
-------------------------------------------------------------------
Interested                      Dollar Range             Aggregate
Board Member Name                         of       Dollar Range of
------------------------------  Shares Owned       Shares Owned in
                                  in Fund[s]             the Trust

-------------------------------------------------------------------
-------------------------------------------------------------------
Mark J. Czarnecki                                    Over $100,000
-------------------------------------------------------------------
-------------------------------------------------------------------
     MTB Mid Cap Stock Fund       $1-$10,000
-------------------------------------------------------------------
-------------------------------------------------------------------
     MTB New York Tax-Free
--------------------------------------------
     Money Market Fund         Over $100,000
-------------------------------------------------------------------
-------------------------------------------------------------------
     MTB Money Market Fund     Over $100,000
-------------------------------------------------------------------
-------------------------------------------------------------------

------------------------------



-------------------------------------------------------------------
-------------------------------------------------------------------
Independent                     Dollar Range             Aggregate
Board Member Name                         of       Dollar Range of
------------------------------  Shares Owned       Shares Owned in
                                  in Fund[s]             the Trust

-------------------------------------------------------------------
-------------------------------------------------------------------

-------------------------------------------------------------------
-------------------------------------------------------------------
Joseph J. Castiglia                                  Over $100,000
-------------------------------------------------------------------
-------------------------------------------------------------------
     MTB Money Market Fund        $1-$10,000
-------------------------------------------------------------------
-------------------------------------------------------------------
     MTB Small Cap Stock Fund  Over $100,000
-------------------------------------------------------------------
-------------------------------------------------------------------

-------------------------------------------------------------------
-------------------------------------------------------------------
John S. Cramer                                          $1-$10,000
-------------------------------------------------------------------
-------------------------------------------------------------------
     MTB Managed                  $1-$10,000
Allocation
------------------------------
       Fund - Moderate Growth
-------------------------------------------------------------------
-------------------------------------------------------------------
     MTB International Equity     $1-$10,000
Fund
-------------------------------------------------------------------
-------------------------------------------------------------------
     MTB Large Cap Stock Fund     $1-$10,000
-------------------------------------------------------------------
-------------------------------------------------------------------

-------------------------------------------------------------------
-------------------------------------------------------------------
William H. Cowie, Jr.                   None                  None
-------------------------------------------------------------------
-------------------------------------------------------------------

------------------------------

-------------------------------------------------------------------
-------------------------------------------------------------------
Daniel R. Gernatt, Jr.                               Over $100,000
-------------------------------------------------------------------
-------------------------------------------------------------------
     MTB New York Tax-Free     Over $100,000
Money
------------------------------
        Market Fund
-------------------------------------------------------------------
-------------------------------------------------------------------
     MTB Large Cap Growth Fund Over $100,000
-------------------------------------------------------------------
-------------------------------------------------------------------
     MTB Large Cap Value Fund  Over $100,000
-------------------------------------------------------------------
-------------------------------------------------------------------
     MTB Mid Cap Stock Fund    Over $100,000
-------------------------------------------------------------------
-------------------------------------------------------------------
     MTB International Equity  Over $100,000
Fund
-------------------------------------------------------------------
-------------------------------------------------------------------

-------------------------------------------------------------------
-------------------------------------------------------------------
Richard B. Seidel                                 $50,001-$100,000
-------------------------------------------------------------------
-------------------------------------------------------------------
     MTB Multi Cap Growth     $10,001-$50,000
Fund
-------------------------------------------------------------------
-------------------------------------------------------------------
     MTB Equity Income Fund   $10,001-$50,000
-------------------------------------------------------------------
-------------------------------------------------------------------

-------------------------------------------------------------------
-------------------------------------------------------------------
Marguerite D. Hambleton                 None                  None
-------------------------------------------------------------------
-------------------------------------------------------------------

-------------------------------------------------------------------

How often do the Trustees meet and what are they paid?

The Trustees anticipate meeting at least four (4) times during the current fiscal year to review the operations of the Funds and the Funds' investment performance. The Trustees also oversee the services provided to the Funds by MTB Investment Advisors, Inc. and the Trust's other service providers. The Trust currently pays the Trustees, except Mr. Czarnecki, who receives no compensation, an annual retainer of $28,000, and a fee of $3,000 per Board meeting attended. Members of the Audit Committee receive a fee of $1,250 per Audit Committee meeting attended. Mr. Castiglia receives a fee of $5,000 for his role as Chairman of the Board (one quarter of that fee - $1,250 - was paid to him in fiscal 2005).

During the fiscal year ended April 30, 2005, there were 7 meetings of the Board. Each of the Trustees attended at least 75% of the total number of meetings of the Board. The following table shows the fees paid to the Trustees by the Trust:

         Name of Trustee                 Total Fees Received
                                          from the Trust(1)
---------------------------------- --------------------------------
Joseph J. Castiglia                .........$55,250
William H. Cowie, Jr.                           $51,000
John S. Cramer                     .........$54,000
Mark J. Czarnecki                  .........$ 0
Daniel R. Gernatt, Jr.             .........$49,000
Richard B. Seidel                  .........$54,000


(1) Compensation received for the fiscal year ended April 30, 2005. Total fees are provided for the Trust, which is comprised of 36 portfolios.

The Agreement and Declaration of Trust of the Trust provides that each Trustee will continue in office until his or her respective successor is elected, and therefore, when elected, Trustees will hold office during the lifetime of the Trust, except that: (a) any Trustee may resign; (b) any Trustee may be removed with or without cause by action of at least two-thirds of the Trustees, acting at a duly constituted meeting; (c) any Trustee who requests to be retired or who has become incompetent may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust.

In case a vacancy shall exist for any reason, the remaining Trustees will fill such vacancy by appointment of another Trustee. Independent Trustees only can be nominated by other Independent Trustees. The Trustees will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.



What are the Committees of the Board?

Executive Committee

The Executive Committee of the Trust currently consists of Mark Czarnecki, Daniel R. Gernatt, Jr. and Richard B. Seidel. In between the meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive Committee shall deem to be in the best interests of the Trust. However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval. In fiscal 2005, the Executive Committee did not meet.

Audit Committee

The Audit Committee of the Trust currently consists of Joseph J. Castiglia, William H. Cowie, Jr., John S. Cramer, and Richard B. Seidel. The Board has adopted a written charter for the Audit Committee.

The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Funds, the Funds' internal control over financial reporting, and the quality, integrity and independent audit of the Funds' financial statements. The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Funds' independent public accountants and reviews the Funds' internal audit function. In fiscal 2005, the Audit Committee met on four occasions.

Nominating Committee



The Nominating Committee of the Trust currently consists of all of the Trust's Independent Trustees - Joseph J. Castiglia, John S. Cramer, Daniel R. Gernatt, Jr., William H. Cowie, Jr. and Richard B. Seidel. The Board has adopted a written charter for the Nominating Committee, a copy of which is attached as Exhibit A to this Proxy Statement. The Nominating Committee was established in June 2004 and held one meeting in fiscal 2005.

The responsibilities of the Nominating Committee are to select and nominate persons for election to the Trust's Board when vacancies occur. The Committee will consider candidates recommended by shareholders, independent trustees, officers or employees of any of the Funds' agents or service providers and counsel to the Trust. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Trust, at the Trust's address appearing at the front of this Proxy Statement. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate's qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. Those factors will ordinarily include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an "Independent Trustee," the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.

Shareholder Communications

A shareholder who wishes to communicate with the Board, a Committee of the Board, any individual Trustee or group of Trustees may do so by sending the communication in writing, addressed to the Board, the Committee, the individual Trustee or group of Trustees, c/o the Secretary of the Trust, at the Trust's address appearing on page 2.



Who are the Senior Officers of the Trust?

The officers of the Trust are elected annually by the Trustees. Each officer holds the office until qualification of his or her successor. The names and birthdates of the officers of the Trust, as well as their principal occupations during the past five years, are set forth below:

Name
Address
Birth date                    --Principal Occupations for Past Five Years and Previous Positions
Position With Trust

Charles L. Davis                 Principal Occupations: Vice President, Managing Director of Mutual Fund
------------------------------   Services, Federated Services Company; and President, Edgewood Services, Inc.
Federated Investors Tower
Pittsburgh, PA                   Previous Positions: President, Federated Clearing Services; and Director,
Birth Date:  March 23, 1960      Business Development Mutual Fund Services, Federated Services Company.

Chief Executive Officer

Began serving: December 2002

Carl W. Jordan                   Principal Occupations:  Senior Vice President, M&T Bank, 2001-Present;
One M&T Plaza                    Administrative Vice President, M&T Bank, 1995-2001.
Buffalo, NY
Birth date: January 2, 1955

President

Began serving: May 2001


Kenneth G. Thompson              Principal Occupations: Administrative Vice President, M&T Bank,
100 East Pratt Street            2002-Present; Vice President, M&T Bank, 1999-2002; Regional Sales Manager,
Baltimore, MD                    M&T Securities, Inc., 1995-1999.
Birth date: September 4, 1964

Vice President

Began serving: May 2001


Philip R. Carbone                Principal Occupations: Vice President, Director of Distribution for
100 East Pratt Street, 15th      Proprietary Products, M&T Securities, since 2003; Manager, Vision
floor                            Shareholder Services and Discount Brokerage, 1998-2002.
Baltimore, MD
Birth date: July 27, 1954        Previous Positions: Regional Sales Manager, M&T Securities, Inc., 1995-1998.

Vice President

Began serving: September 2003


Scot A. Millen                   Principal Occupations: Vice President, Product Manager, M&T Securities,
100 East Pratt Street, 15th      since 2002; Executive Associate, M&T Investment Group, 2001-2002; Summer
floor                            Associate, M&T Investment Group, 2000.
Baltimore, MD
Birth date: February 22, 1969

Vice President

Began serving: September 2003


Judy Mackin                     Principal Occupations: Vice President, Mutual Fund Services Division,
Federated Investors Tower       Federated Services Company.
Pittsburgh, PA
Birth date: May 30, 1960

Vice President and Assistant
Treasurer

Began serving: March 2005


                                Principal Occupations:  Principal Financial Officer and Treasurer of the
Richard J. Thomas               Federated Fund Complex; Senior Vice President, Federated Administrative
Federated Investors Tower       Services.
Pittsburgh, PA
Birth Date:  June 17, 1954      Previous Positions:  Vice President, Federated Administrative Services; held various management positions within Funds Financial Services Division of
Treasurer                       Federated Investors, Inc.

Began serving: December 2002

C. Grant Anderson               Principal Occupations: Counsel, Reed Smith, LLP (since October 2002)
Federated Investors Tower
Pittsburgh, PA
Birth date: November 6, 1940    Previous Positions Corporate Counsel, Federated Investors, Inc.; Vice
                                President, Federated Services Company.
Secretary

Began serving: December 2000

Victor R. Siclari               Principal Occupations: Partner, Reed Smith, LLP (since October 2002)
Federated Investors Tower
Pittsburgh, PA
Birth date: November 17, 1961   Previous Positions Senior Corporate Counsel and Vice President,  Federated
                                Services Company (prior to October 2002).
Assistant Secretary

Began serving: May 2000;
Secretary from August 11, 1995
to May 11, 2000; Assistant
Secretary from May 11, 2000
to present


None of the officers of the Trust received salaries from the Trust during the fiscal year ended April 30, 2005. As of June 30, 2005, the Trust's Board and officers, as a group, owned less than 1% of each Fund's and the Trust's outstanding shares.

Who are the service providers for the Funds?

The Advisor. The investment adviser of the Funds is MTB Investment Advisors, Inc. ("MTBIA"), a subsidiary of M&T Bank. Pursuant to the Advisory Agreement, MTBIA manages the Funds' assets, including buying and selling portfolio securities. The Advisor's address is 100 E. Pratt Street, 17th Floor, Baltimore, MD 21202.

The Co-Administrators. Federated Services Company ("FSCo"), with offices at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, and M&T Securities, Inc., an affiliate of M&T Bank, located at One M&T Plaza, Buffalo, New York 14240, each provide the Funds with certain administrative personnel and services necessary to operate the Funds. FSCo is an indirect, wholly owned subsidiary of Federated Investors, Inc. ("Federated).

The Distributor. Edgewood Services, Inc. ("Edgewood"), a registered broker-dealer and a member in good standing of the National Association of Securities Dealers, Inc., serves as the Trust's distributor. Edgewood, an indirect, wholly-owned subsidiary of Federated, is located at 5800 Corporate Drive, Pittsburgh, PA 15237-5829.

The Transfer Agent and Dividend Disbursing Agent. Boston Financial Data Services, Inc. ("BFDS"), a registered transfer agent, provides the Funds with certain financial and transfer agency services. The principal business address of BFDS is 2 Heritage Drive, North Quincy, MA 02171.

The Custodian and Fund Accountant. The custodian and fund accountant for the Funds is State Street Bank & Trust Company, P.O. Box 8609, Boston, MA 02266-8609.

Other Matters. The Funds' last audited financial statements and annual report, for the fiscal year ended April 30, 2005, have been previously mailed to shareholders and are available free of charge. If you have not received the annual report or would like to receive additional copies, free of charge, please write the Trust at the address on the cover page of this Proxy Statement or call the Trust at 1-800-836-2211 (or, in the Buffalo area, 716-635-9368), and the annual report and semi-annual report will be sent by first-class mail within three business days.

Principal Shareholders. As of June 30, 2005, the Funds had the following number of outstanding shares of beneficial interest:



                    Name of Fund                                 Shares

U.S. Treasury Money Market Fund                                840,834,821
U.S. Government Money Market Fund                            2,129,893,286
Tax Free Money Market Fund                                     146,978,432
Money Market Fund                                            1,726,101,696
New York Tax Free Money Market Fund                            139,004,168
Pennsylvania Tax Free Money Market Fund                         24,916,370
Prime Money Market Fund                                        322,633,446
Short Duration Government Bond Fund                             20,509,375
Short Term Corporate Bond Fund                                   7,489,100
U.S. Government Bond Fund                                       18,082,551
New York Municipal Bond Fund                                     8,719,187
Pennsylvania Municipal Bond Fund                                15,896,347
Maryland Municipal Bond Fund                                    11,387,842
Intermediate-Term Bond Fund                                     24,778,667
Income Fund                                                     20,065,082
Managed Allocation Fund - Conservative Growth                      990,653
Managed Allocation Fund - Conservative Growth II                     1,818
Managed Allocation Fund - Moderate Growth                        4,914,078
Managed Allocation Fund - Moderate Growth II                     4,315,256
Managed Allocation Fund - Aggressive Growth                      2,318,452
Managed Allocation Fund - Aggressive Growth II                         603
Balanced Fund                                                    8,884,786
Equity Income Fund                                               7,896,936
Large Cap Value Fund                                             9,483,380
Large Cap Value Fund II                                            563,737
Equity Index Fund                                               10,298,473
Large Cap Stock Fund                                            48,302,855
Large Cap Growth Fund                                            6,894,704
Large Cap Growth Fund II                                           527,961
Multi Cap Growth Fund                                            5,296,344
Mid Cap Stock Fund                                               8,649,774
Mid Cap Growth Fund                                              5,583,737
Small Cap Stock Fund                                            19,136,354
Small Cap Growth Fund                                            8,437,635
International Equity Fund                                       12,495,933

Each share is entitled to one vote and fractional shares have proportionate voting rights.

From time to time, the number of shares held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. To the knowledge of the Trust's management, as of June 30, 2005, the following entities held beneficially or of record more than 5% of each Fund's outstanding shares:

--------------------------------------- ---------------------------------------------------- ----------------
             Name of Fund                                Shareholder Name                      Percentage
                                                            and Address                           Owned
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
U.S. Treasury Money Market Fund -       National Financial Services Co., New York, NY                20.48%
Class A Shares                          Manufacturers and Traders, Buffalo, NY                       10.33%
                                        Crouse Health Hospital Inc., Syracuse, NY                     9.04%
                                        Altoona Hospital, Altoona, PA                                 6.73%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
U.S. Treasury Money Market Fund -       Manufacturers and Traders, Buffalo, NY                       99.31%
Institutional I Shares
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
U.S. Treasury Money Market Fund -       Manufacturers and Traders, Buffalo, NY                      100.00%
Institutional II Shares
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
U.S. Treasury Money Market Fund -       OMI Partners LP, Ephrata, PA                                 20.57%
Class S Shares                          Medical Service Group, Syracuse, NY                          14.29%
                                        Triangle Partners LP, Ephrata, PA                             9.85%
                                        Ackman-Ziff Real Estate Group LLC, New York, NY               8.64%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
U.S. Government Money Market Fund -     National Financial Services Co., New York, NY                52.20%
Class A Shares                          Manufacturers and Traders, Buffalo, NY                       47.41%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
U.S. Government Money Market Fund -     Manufacturers and Traders, Buffalo, NY                      100.00%
Institutional I  Shares
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
U.S. Government Money Market Fund -     Manufacturers and Traders, Buffalo, NY                       99.20%
Institutional II Shares
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Tax Free Money Market Fund - Class A    National Financial Services Corp., New York, NY              99.92%
Shares
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Tax Free Money Market Fund -            Manufacturers and Traders, Buffalo, NY                      100.00%
Institutional I Shares
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Tax Free Money Market Fund -            Manufacturers and Traders, Buffalo, NY                       99.80%
Institutional II Shares
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Money Market Fund - Class  A Shares     National Financial Services Co., New York, NY                32.75%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Money Market Fund - Class  B Shares     NFSC, York, PA                                               32.93%
                                        NFSC, Ft. Washington, MD                                     25.31%
                                        State Street Bank & Trust, Lineboro, MD                      14.63%
                                        Pershing LLC, Jersey City, NJ                                 5.42%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Money Market Fund - Class S Shares      Betters Inc., Oakfield, NY                                    6.57%
                                        Ianniello Anderson & Reilly PC, Clifton Park, NY              5.63%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Money Market Fund - Institutional       Manufacturers and Traders, Buffalo, NY                       40.48%
Shares                                  Castle Point View Inc., Newburgh, NY                         16.99%
                                        PLC Trenching Co. LLC, Clinton, NY                           11.96%
                                        Power Line Constructors Inc., Clinton, NY                    11.74%
                                        Catholic IPA LLC, Buffalo, NY                                 9.90%
                                        Belvedere Housing LP, Newburgh, NY                            6.05%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Money Market Fund - Institutional I     Manufacturers and Traders, Buffalo, NY                       93.98%
Shares
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Money Market Fund - Institutional II    Manufacturers and Traders, Buffalo, NY                       99.99%
Shares
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
New York Tax Free Money Market Fund -   National Financial Services Co., New York, NY                33.23%
Class A Shares                          Manufacturers & Traders Trust Co., Buffalo, NY               13.16%
                                        Frank J. McGuire, Buffalo, NY                                 7.39%
                                        PFPC Wrap Services, King of Prussia, PA                       6.89%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
New York Tax Free Money Market Fund -   Manufacturers & Traders Trust Co., Buffalo, NY              100.00%
Institutional I Shares
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Pennsylvania Tax Free Money Market      National Financial Services Co., New York, NY               100.00%
Fund - Class A Shares
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Pennsylvania Tax Free Money Market      Manufacturers & Traders, Buffalo, NY                         88.30%
Fund - Institutional I Shares           Charlene M. Dodson, Roaring Spring, PA                        8.62%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Pennsylvania Tax Free Money Market      Manufacturers & Traders, Buffalo, NY                         99.99%
Fund - Institutional II Shares
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Prime Money Market Fund -               Manufacturers & Traders, Buffalo, NY                         57.45%
Institutional Shares                    T. Rowe Price Retirement Plan Services, Inc.,                16.01%
                                        Owings Mills, MD
                                        M&T Securities Services, Inc., Cheektowaga, NY                5.57%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Short Duration Government Bond Fund -   NFSC, Gaithersburg, MD                                        5.80%
Class A Shares                          NFSC, Severna Park, MD                                        5.54%
                                        NFSC, Buckeystown, MD                                         5.43%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Short Duration Government Bond Fund -   NFSC, Weatherly, PA                                          41.98%
Class B Shares                          Marion Vieten, Weatherly, PA                                 40.03%
                                        NFSC, Clarksville, MD                                        16.35%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Short Duration Government Bond Fund -   SEI Private Trust Co., Oaks, PA                              40.67%
Institutional I Shares                  PFPC Wrap Services, King of Prussia, PA                      29.75%
                                        SEI Private Trust Co., Oaks, PA                              12.64%
                                        SEI Private Trust Co., Oaks, PA                              10.23%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Short Term Corporate Bond Fund -        Nationwide Trust Company, Columbus, OH                       59.59%
Class A Shares                          NFS LLC, Shavertown, PA                                       7.81%
                                        State Street Bank and Trust Company, Red Hook, NY             7.13%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Short Term Corporate Bond Fund -        Daniel F. Graesser, Getzville, NY                            26.10%
Class B Shares                          State Street Bank & Trust, Danville, PA                      22.79%
                                        NFS LLC, Baltimore, MD                                       15.21%
                                        Emma F. Hale, Rochester, NY                                  10.09%
                                        NFSC, Annapolis, MD                                           9.72%
                                        State Street Bank and Trust, Liverpool, NY                    7.28%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Short Term Corporate Bond Fund -        SEI Private Trust Co., Oaks, PA                              53.80%
Institutional I Shares                  SEI Private Trust Co., Oaks, PA                              16.30%
                                        SEI Private Trust Co., Oaks, PA                               9.48%
                                        Manufacturers & Traders Trust Co., Englewood, CO              6.00%
                                        MTB Managed Allocation Fund - Moderate Growth II,
                                        State College, PA                                             5.26%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
U.S. Government Bond Fund - Class A     PFPC Wrap Services, King of Prussia, PA                      71.73%
Shares
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
U.S. Government Bond Fund - Class B     Irma K. Lauffer, Buffalo, NY                                 23.30%
Shares                                  Jane Ma Kropwinicki, Syracuse, NY                            18.63%
                                        Diane R. Masloski, Ossining, NY                              12.20%
                                        Doris M. Frasher, N. Tonawanda, NY                            9.77%
                                        State Street Bank & Trust, Hummelstown, PA                    8.46%
                                        State Street Bank & Trust, Hummelstown, PA                    7.78%
                                        State Street Bank & Trust, Harrisburg, PA                     7.40%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
U.S. Government Bond Fund -             SEI Private Trust Co., Oaks, PA                              48.65%
Institutional I Shares                  SEI Private Trust Co., Oaks, PA                              15.63%
                                        T. Rowe Price Retirement Plan Services, Inc.,                14.85%
                                        Owings Mills, MD
                                        SEI Private Trust Co., Oaks, PA                              12.05%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
New York Municipal Bond Fund - Class    PFPC Wrap Services, King of Prussia, PA                      18.16%
A Shares
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
New York Municipal Bond Fund - Class    Marcus Bernard, Oceanside, NY                                11.54%
B Shares                                Alma Harris Gary, Brooklyn, NY                               10.76%
                                        Eugene Bernacki, Williamsville, NY                            9.36%
                                        Margaret M. Shalloe, Orchard Park, NY                         6.53%
                                        Dominic Gaultiere, Ithaca, NY                                 6.23%
                                        Catherine Bridgeman, New York, NY                             5.90%
                                        Konstantinos Vasilakis, New City, NY                          5.88%
                                        NFSC, Depew, NY                                               5.85%
                                        Amelia Joyce, East Rockaway, NY                               5.32%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
New York Municipal Bond Fund -          SEI Private Trust Co., Oaks, PA                              80.57%
Institutional I Shares                  SEI Private Trust Co., Oaks, PA                              18.20%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Pennsylvania Municipal Bond Fund -      NFSC, Cressona, PA                                            6.96%
Class A Shares
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Pennsylvania Municipal Bond Fund -      Merrill Lynch Pierce Fenner & Smith Inc.,                    37.26%
Class B Shares                          Jacksonville, FL
                                        Martha B. Kohl, Harrisburg, PA                                8.86%
                                        Daniel B. Jenakovich, Middletown, PA                          5.85%
                                        Marion Vieten, Weatherly, PA                                  5.68%
                                        Sarah J. Umlauf, Ashland, PA                                  5.27%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Pennsylvania Municipal Bond Fund -      SEI Private Trust Co., Oaks, PA                              66.77%
Institutional I Shares                  SEI Private Trust Co., Oaks, PA                              28.21%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Maryland Municipal Bond Fund - Class    NFSC, Ocean City, MD                                          5.98%
A Shares
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Maryland Municipal Bond Fund - Class    NFSC, Annapolis, MD                                          10.76%
B Shares                                NFS LLC, Baltimore, MD                                        5.08%
                                        NFSC, Preston, MD                                             5.04%
                                        NFSC, Pocomoke City, MD                                       5.02%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Maryland Municipal Bond Fund -          SEI Private Trust Co., Oaks, PA                              80.63%
Institutional I Shares                  SEI Private Trust Co., Oaks, PA                              13.01%
                                        SEI Private Trust Co., Oaks, PA                               6.30%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Intermediate-Term Bond Fund - Class A   Kristen R. Ward, Hollidaysburg, PA                            7.72%
Shares                                  NFSC, Pawling, NY                                             5.33%
                                        RBC Dain Rauscher, Bethany Beach, DE                          5.04%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Intermediate-Term Bond Fund - Class B   Marion Vieten, Weatherly, PA                                 40.01%
Shares                                  State Street Bank and Trust, Lansford, PA                    27.56%
                                        State Street Bank and Trust, Lansford, PA                    15.27%
                                        State Street Bank and Trust, Ellicotville, NY                 6.41%
                                        Hastings  Gorski American Legion, Williamstown, NY            5.58%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Intermediate-Term Bond Fund -           SEI Private Trust Co., Oaks, PA                              54.13%
Institutional I Shares                  SEI Private Trust Co., Oaks, PA                              20.61%
                                        SEI Private Trust Co., Oaks, PA                              14.66%
                                        T. Rowe Price Retirement Plan Services, Inc.,                 5.06%
                                        Owings Mills, MD
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Income Fund - Class A Shares            Subramonian Shankar, Norcross, GA                             5.76%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Income Fund - Institutional I Shares    SEI Private Trust Co., Oaks, PA                              58.84%
                                        SEI Private Trust Co., Oaks, PA                              32.46%
                                        SEI Private Trust Co., Oaks, PA                               5.06%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Managed Allocation Fund -               Nationwide Insurance Company, Columbus, OH                   72.53%
Conservative Growth II                  TransAmerica Financial Life Insurance, Cedar                 27.47%
                                        Rapids, IA
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Managed Allocation Fund - Moderate      Nationwide Insurance Company, Columbus, OH                   71.82%
Growth II                               Nationwide Insurance Company, Columbus, OH                   15.15%
                                        Hartford Life Ins. Co., Hartford, CT                          9.40%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Managed Allocation Fund - Aggressive    TransAmerica Life Insurance Company, Cedar Rapids,           82.74%
Growth II                               IA
                                        Nationwide Insurance Company, Columbus, OH                   17.25%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Balanced Fund - Institutional I Shares  SEI Private Trust Co., Oaks, PA                              67.24%
                                        T. Rowe Price Retirement Plan Services, Inc.,                21.16%
                                        Owings Mills, MD
                                        Manufacturers & Traders Trust Co., Englewood, CO              7.95%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Equity Income Fund - Class B Shares     NFSC, Rhinebeck, NY                                          23.83%
                                        NFSC, Peckville, PA                                          16.90%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Equity Income Fund - Institutional I    SEI Private Trust Co., Oaks, PA                              71.77%
Shares                                  SEI Private Trust Co., Oaks, PA                              22.14%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Large Cap Value Fund - Class A Shares   PFPC Wrap Services, King of Prussia, PA                      82.08%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Large Cap Value Fund - Institutional    SEI Private Trust Co., Oaks, PA                              43.65%
I Shares                                SEI Private Trust Co., Oaks, PA                              19.82%
                                        SEI Private Trust Co., Oaks, PA                              13.48%
                                        T. Rowe Price Retirement Plan Services, Inc.,                10.35%
                                        Owings Mills, MD
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Large Cap Value Fund II                 Nationwide Insurance Company, Columbus, OH                   51.03%
                                        Nationwide Insurance Company, Columbus, OH                   19.87%
                                        Nationwide Insurance Company, Columbus, OH                   16.30%
                                        Hartford Life Ins. Co., Hartford, CT                         12.12%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Equity Index Fund - Class A Shares      NFSC, New York, NY                                            7.22%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Equity Index Fund - Class  B Shares     NFSC, Rhinebeck, NY                                           9.99%
                                        NFSC, Mechanicsville, MD                                      5.86%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Equity Index Fund - Institutional I     SEI Private Trust Co., Oaks, PA                              50.46%
Shares                                  SEI Private Trust Co., Oaks, PA                              34.19%
                                        SEI Private Trust Co., Oaks, PA                               6.74%
                                        Manufacturers & Traders Trust Co., Englewood, CO              5.63%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Large Cap Stock Fund - Institutional    SEI Private Trust Co., Oaks, PA                              50.22%
I Shares                                SEI Private Trust Co., Oaks, PA                              14.40%
                                        SEI Private Trust Co., Oaks, PA                              12.32%
                                        PFPC Wrap Services, King of Prussia, PA                       7.16%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Large Cap Growth Fund - Class A Shares  NFSC, Middletown, NY                                         38.36%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Large Cap Growth Fund - Class B Shares  Teamsters Local #264, Cheektowaga, NY                         6.54%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Large Cap Growth Fund - Institutional   T. Rowe Price Retirement Plan Services Inc.,                 35.86%
I Shares                                Owings Mills, MD
                                        SEI Private Trust Co., Oaks, PA                              20.37%
                                        SEI Private Trust Co., Oaks, PA                              12.37%
                                        MTB Managed Allocation Fund - Moderate Growth,               10.30%
                                        State College, PA
                                        MTB Managed Allocation Fund - Moderate Growth II,             9.81%
                                        State College, PA
                                        MTB Managed Allocation Fund - Aggressive Growth,              8.47%
                                        State College, PA
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Large Cap Growth Fund II                Nationwide Insurance Company, Columbus, OH                   49.36%
                                        Nationwide Insurance Company, Columbus, OH                   19.69%
                                        Nationwide Insurance Company, Columbus, OH                   17.07%
                                        Hartford Life Ins. Co, Hartford, CT                          13.22%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Multi Cap Growth Fund - Institutional   SEI Private Trust Co., Oaks, PA                              33.06%
I Shares                                Manufacturers & Traders Trust Co., Englewood, CO             30.90%
                         SEI Private Trust Co., Oaks, PA
                                        SEI Private Trust Co., Oaks, PA                              23.67%
                                                                                                      8.63%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Mid Cap Stock Fund - Class A Shares     PFPC Wrap Services, King of Prussia, PA                      46.21%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Mid Cap Stock Fund - Class B Shares     Teamsters Local #264, Cheektowaga, NY                         6.60%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Mid Cap Stock Fund - Institutional I    T. Rowe Price Retirement Plan Services Inc.,                 60.27%
Shares                                  Owings Mills, MD
                                        SEI Private Trust Co., Oaks, PA                              13.86%
                                        SEI Private Trust Co., Oaks, PA                              13.21%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Mid Cap Growth Fund - Class A Shares    Nationwide Trust Co., Columbus, OH                            8.74%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Mid Cap Growth Fund - Class B Shares    NFSC, Bel Air, MD                                            10.67%
                                        NFSC, Allentown, PA                                           6.60%
                                        NFSC, Lebanon, PA                                             5.45%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Mid Cap Growth Fund - Institutional I   SEI Private Trust Co., Oaks, PA                              54.76%
Shares                                  SEI Private Trust Co., Oaks, PA                              27.58%
                                        SEI Private Trust Co., Oaks, PA                               9.45%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Small Cap Stock Fund - Class A Shares   First Union National Bank, Charlotte, NC                      5.35%
                                        SEI Private Trust Co., Oaks, PA                               5.09%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Small Cap Stock Fund - Institutional    SEI Private Trust Co., Oaks, PA                              42.09%
I Shares                                SEI Private Trust Co., Oaks, PA                              23.51%
                                        SEI Private Trust Co., Oaks, PA                              18.70%
                                        PFPC Wrap Services, King of Prussia, PA                       8.90%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Small Cap Growth Fund - Class C Shares  Ferris, Baker Watts, Inc., Baltimore, MD                      9.09%
                                        Merrill Lynch Pierce Fenner & Smith Inc.,                     7.74%
                                        Jacksonville, FL
                                        Citigroup Global Markets Inc., New York, NY                   6.06%
                                        Citigroup Global Markets Inc., New York, NY                   5.25%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
Small Cap Growth Fund - Institutional   The Bank of New York, New York, NY                           28.41%
I Shares                                T. Rowe Price Retirement Plan Services Inc.,                 24.13%
                                        Owings Mills, MD
                                        SEI Private Trust Co., Oaks, PA                              21.82%
                                        Manufacturers & Traders Trust Co., Englewood, CO              9.91%
                                        SEI Private Trust Co., Oaks, PA
                                                                                                      7.58%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
International Equity Fund - Class A     Subramonian Shankar, Norcross, GA                             5.56%
Shares
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
International Equity Fund - Class B     Citibank, NA, Mahopac, NY                                     6.26%
Shares                                  NFSC, Elysburg, PA                                            5.95%
                                        NFSC, Rochester, NY                                           5.87%
                                        Nadezda Rizun, Tonawanda, NY                                  5.46%
--------------------------------------- ---------------------------------------------------- ----------------
--------------------------------------- ---------------------------------------------------- ----------------
International Equity Fund -             SEI Private Trust Co., Oaks, PA                              38.38%
Institutional I Shares                  SEI Private Trust Co., Oaks, PA                              28.94%
                                        SEI Private Trust Co., Oaks, PA                              18.60%
--------------------------------------- ---------------------------------------------------- ----------------

Shareholders owning 25% or more of outstanding Shares may be in control and be able to affect the outcome of certain matters presented for a vote of shareholders.


            FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Record Date. Shareholders of record at the close of business on June 30, 2005 (the "Record Date") are entitled to be present and to vote at the Special Meeting or any adjournment of the Special Meeting. Each share of record is entitled to one vote on each matter presented at the Special Meeting.





How may I vote my shares?

You may vote your shares (i) in person, by attending the Special Meeting, (ii) by mail, (iii) by calling toll-free 1-800-690-6903, or (iv) online through the web site at www.proxyweb.com. To vote by mail, sign, date and send us the enclosed proxy card in the envelope provided.

Proxy cards that are properly signed, dated and received at or prior to the Special Meeting will be voted as specified. If you specify a vote for any of the Proposals, your proxy card will be voted as you indicated. If you simply sign and date the proxy card, but do not specify a vote for either of the Proposals, your shares will be voted IN FAVOR of the election of Marguerite Hambleton, William H. Cowie, Jr. and Richard B. Seidel as Trustees (Proposal 1), and IN FAVOR of changing the investment objective of the Large Cap Value Fund (Proposal
2).

Revocation of Proxies. You may revoke your proxy at any time by sending to the Trust a written revocation or a later-dated proxy card that is received at or before the Special Meeting, or by attending the Special Meeting and voting in person.

Solicitation of Proxies. Your vote is being solicited by the Board of Trustees of the Trust. The cost of preparing and mailing the notice of meeting, proxy cards, this Proxy Statement, and any additional proxy materials, has been or will be borne by the Trust. The Trust will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies. The Trust will not reimburse Trustees and officers of the Trust, or regular employees and agents of M&T Bank or FSCo involved in the solicitation of proxies. The Trust intends to pay all costs associated with the solicitation and the Special Meeting.

Proxy solicitations will be made primarily by mail, but they may also be made by telephone, telegraph, personal interview or oral solicitations conducted by certain officers or employees of the Trust, BFDS (the Trust's transfer agent), or M&T Securities, Inc. or FSCo (the Trust's co-administrators) or, if necessary, a commercial firm retained for this purpose. Proxy solicitations may also be made through the Internet. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Trust does not anticipate engaging a solicitation firm to solicit proxies from brokers, banks, other institutional holders and individual shareholders.

This Proxy Statement and the enclosed proxy card are expected to first be mailed on or about July 18, 2005 to shareholders of record on the Record Date.

Voting by Broker-Dealers. The Trust expects that, before the Special Meeting, broker-dealer firms holding shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Funds understand that New York Stock Exchange rules permit the broker-dealers to vote on certain of the proposals to be considered at the Special Meeting on behalf of their customers and beneficial owners. Certain broker-dealers may exercise discretion over shares held in their name for which no instructions are received by voting these shares in the same proportion as they vote shares for which they received instructions.

Voting by Variable Annuity Contract Owners. Insurance company separate accounts, as shareholders of the Large Cap Value Fund II, Large Cap Growth Fund II, Managed Allocation Fund - Conservative Growth II, Managed Allocation Fund - Moderate Growth II, and Managed Allocation Fund - Aggressive Growth II (each, a "Variable Annuity Fund"), will request voting instructions from the owners of variable life insurance policies and variable annuity contracts ("Variable Contract Owners") of the separate accounts, and will vote the accounts' shares or other voting interests in the Variable Annuity Fund in proportion to the voting instructions received. Each separate account is required to vote its shares of a Variable Annuity Fund in accordance with instructions received from Variable Contract Owners. Each separate account is also required to vote shares of a Variable Annuity Fund held in each of its respective variable accounts for which no voting instructions have been received in the same proportion as the separate account votes shares held by variable accounts for which it has received instructions. Shares held by an insurance company in its general account, if any, must be voted in the same proportions as the votes cast with respect to shares held in all of the insurance company's variable accounts in the aggregate. Variable Contract Owners are permitted to give instructions to the Variable Annuity Fund and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Variable Contract Owners, it is expected that insurance companies will furnish a copy of this Proxy Statement to Variable Contract Owners.

Quorum and Required Vote. The presence, in person or by proxy, of thirty-three and one-third percent (33 1/3%) of the shares of the Trust entitled to vote shall constitute a quorum for purposes of considering Proposal 1. The presence, in person or by proxy, of thirty-three and one-third percent (33 1/3%) of the shares of Large Cap Value Fund shall constitute a quorum for purposes of considering Proposal 2 with respect to that Fund. For purposes of determining the presence of a quorum and counting votes on the matters presented, shares represented by abstentions and "broker non-votes" will be counted as present, but will not be treated as votes cast, at the Special Meeting. The affirmative vote necessary to approve a matter under consideration is determined with reference to a percentage of votes considered to be present at the Special Meeting, which would have the effect of likely treating abstentions and broker non-votes as if they were votes against the proposal.

Shares of the Funds will be counted as a single group of shares for purposes of determining the presence of a quorum and the requisite vote for the approval of the election of Marguerite Hambleton, William H. Cowie, Jr. and Richard B. Seidel as Trustees of the Trust. Shares of Large Cap Value Fund will be counted separately for determining the presence of a quorum and the requisite vote for the approval of Proposal 2 with respect to that Fund.

The election of the Trustees (Proposal 1) requires a plurality vote of the shares represented in person or by proxy at the Special Meeting and entitled to vote. The approval of Proposal 2 requires the favorable vote of: (a) the holders of 67% or more of the outstanding voting securities present at the Special Meeting, if the holders of 50% or more of the outstanding voting securities of the Large Cap Value Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less.

Adjournment. In the event that a quorum is not present at the Special Meeting, the Special Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present, but sufficient votes have not been received to approve one or more of the Proposals, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to those Proposals. The persons named as proxies will vote in their discretion on questions of adjournment those shares for which proxies have been received that grant discretionary authority to vote on matters that may properly come before the Special Meeting.

Shareholder Proposals. The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Trust's offices, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, Attention:
Secretary, so they are received within a reasonable time before any such meeting. The Trustees know of no business, other than the matters mentioned in the Notice and described above, that is expected to come before the Special Meeting. Should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Special Meeting, the persons named as proxies will vote on such matters according to their best judgment in the interests of the Trust.

                                         By the Order of the Board of Trustees
                                         of MTB Group of Funds


                                         C. Grant Anderson
                                         Secretary

July 15, 2005

                                                                 EXHIBIT A




                          NOMINATING COMMITTEE CHARTER


              The Nominating Committee (the "Committee") of each fund which adopts this charter (the "Fund") shall be composed solely of Trustees who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act") (individually, an "Independent Trustee" and collectively the "Independent Trustees"). The Board of the Fund shall appoint the members of the Committee and, unless otherwise determined by the Board, the members of the Nominating Committee shall consist of all Independent Trustees. Unless otherwise determined by the Committee, the Chairman of the Independent Trustees shall serve as chair of the Committee.

              Meetings. Meetings of the Committee shall be held at such times and places as determined from time to time by the Chair of the Committee, but not less frequently than annually. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The Committee may meet by telephone and may act by unanimous written consent. The Committee may adopt such rules, procedures or policies as it deems appropriate from time to time to facilitate the conduct of its business.

              Responsibilities. The Committee shall select and nominate persons for election to the Board as and when vacancies occur or are reasonably anticipated, which nominees shall be presented to the Board for election, or nomination for election by shareholders, as the case may be. The Committee will consider recommendations from Independent Trustees, officers or employees of any of the Fund's agents or service providers, counsel to the Fund or shareholders of the Fund. Any person wishing to recommend an individual for consideration should address such request to the Secretary of the Fund and include detailed information concerning the candidate's qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. These factors ordinarily will include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an "Independent Trustee," the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience, dedication and willingness to devote the time and attention necessary to fulfill Board Responsibilities.

              Miscellaneous. The Committee shall have the power, in its discretion, to a) retain and compensate search firms, and b) engage and compensate such other advisers as it deems appropriate.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Funds intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Funds resides (so-called "householding"), as permitted by applicable rules. The Funds' "householding" program covers their Prospectuses and Statements of Additional Information, and supplements to each, as well as Semi-Annual and Annual Shareholder Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the "householding" program. The Funds are also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Funds give notice of their intent to "household" at least sixty (60) days before they begin "householding" and (iii) none of the shareholders in the household have notified the Funds or their agent of the desire to "opt out" of "householding." Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of "householding" at any time: shareholders who purchased shares through an intermediary should contact their representative; other shareholders may call the Funds at 1-800-836-2211.

Edgewood Services, Inc., Distributor

CUSIP 55376V861             CUSIP 55376T205                    CUSIP 55376T254
CUSIP 55376V804             CUSIP 55376T403                    CUSIP 55376V309
CUSIP 55376V200             CUSIP 55376T502                    CUSIP 55376V408
CUSIP 55376T460             CUSIP 55376T684                    CUSIP 55376T445
CUSIP 55376T452             CUSIP 55376T676                    CUSIP 55376T437
CUSIP 55376T338             CUSIP 55376T700                    CUSIP 55376T429
CUSIP 55376T270             CUSIP 55376T809                    CUSIP 55376T411
CUSIP 55376T247             CUSIP 55376T726                    CUSIP 55376T841
CUSIP 55376T239             CUSIP 55376T718                    CUSIP 55376T320
CUSIP 55376T213             CUSIP 55376T767                    CUSIP 55376T221
CUSIP 55376T197             CUSIP 55376T759                    CUSIP 55376V705
CUSIP 55376V507             CUSIP 55376T395                    CUSIP 55376T346
CUSIP 55376V606             CUSIP 55376T387                    CUSIP 55376T288
CUSIP 55376T361             CUSIP 55376T494                    CUSIP 55376T544
CUSIP 55376T353             CUSIP 55376T486                    CUSIP 55376T189
CUSIP 55376T312             CUSIP 55376T536                    CUSIP 55376T858
CUSIP 55376T296             CUSIP 55376T528                    CUSIP 55376T817
CUSIP 55376T569             CUSIP 55376T130                    CUSIP 55376T304
CUSIP 55376T551             CUSIP 55376T122                    CUSIP 55376T734
CUSIP 55376T833             CUSIP 55376T171                    CUSIP 55376T601
CUSIP 55376T825             CUSIP 55376T163                    CUSIP 55376T668
CUSIP 55376T874             CUSIP 55376T155                    CUSIP 55376T882
CUSIP 55376T866             CUSIP 55376T791                    CUSIP 55376T692
CUSIP 55376T627             CUSIP 55376T783                    CUSIP 55376T742
CUSIP 55376T619             CUSIP 55376V853                    CUSIP 55376T379
CUSIP 55376T593             CUSIP 55376V846                    CUSIP 55376T478
CUSIP 55376T585             CUSIP 55376V838                    CUSIP 55376T510
CUSIP 55376T643             CUSIP 55376V887                    CUSIP 55376T114
CUSIP 55376T635             CUSIP 55376V879                    CUSIP 55376T148
CUSIP 55376T106             CUSIP 55376T262                    CUSIP 55376T775
CUSIP 55376V820             CUSIP 55376V812
CUSIP 55376T650             CUSIP 55376T577


33217 (07/05)




(1) The Trust is a successor to Vision Group of Funds, Inc., a Maryland Corporation. Messrs. Castiglia and Gernatt served as Directors since February 23, 1988.

                               MTB GROUP OF FUNDS

           Proxy for Special Meeting of Shareholders - August 22, 2005



KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of MTB Group of Funds (the "Trust"), hereby appoint each of C. Grant Anderson, Erin Dugan, Maureen Ferguson, Shannon McDowell, Kathleen Panos, Thomas Rus, Victor R. Siclari, and Mark Thompson, collectively or individually, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Trust, which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on August 22, 2005, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.



The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903
3) Enter the 14-digit control number set forth on the proxy card and follow the simple instructions. To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to Website www.proxyweb.com
3) Enter the 14-digit control number set forth on the proxy card and follow the simple instructions. To vote by Mail 1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

Proposal 1.
Election of Trustees of the Trust
(01) Marguerite Hambleton (02) William H. Cowie, Jr. (03) Richard B. Seidel

FOR ALL                    [   ]
WITHHOLD ALL               [   ]
FOR ALL EXCEPT*            [   ]

*To withhold authority to vote for any nominee, mark the box "FOR ALL EXCEPT" and write the nominee's number on the line below.

--------------------------------------------



I. YOUR VOTE IS IMPORTANT

                                              Please complete, sign and return
                                              this card as soon as possible.




                                                  Dated

                                                  Signature

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                            MTB LARGE CAP VALUE FUND

           Proxy for Special Meeting of Shareholders - August 22, 2005



KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholders of MTB Large Cap Value Fund (the "Fund"), a portfolio of MTB Group of Funds (the "Trust"), hereby appoint each of C. Grant Anderson, Erin Dugan, Maureen Ferguson, Shannon McDowell, Kathleen Panos, Thomas Rus, Victor R. Siclari, and Mark Thompson, collectively or individually, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund, which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Special Meeting") to be held on August 22, 2005, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof.



The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matter. Discretionary authority is hereby conferred as to all other matters as may properly come before the Special Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL.

To vote by Telephone

1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903
3) Enter the 14-digit control number set forth on the proxy card and follow the simple instructions. To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to Website www.proxyweb.com
3) Enter the 14-digit control number set forth on the proxy card and follow the simple instructions. To vote by Mail 1) Read the Proxy Statement.
2) Check the appropriate boxes on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

Proposal 1.
Election of Trustees of the Trust
(01) Marguerite Hambleton (02) William H. Cowie, Jr. (03) Richard B. Seidel


FOR ALL                    [   ]
WITHHOLD ALL               [   ]
FOR ALL EXCEPT*            [   ]


*To withhold authority to vote for any nominee, mark the box "FOR ALL EXCEPT" and write the nominee's number on the line below.

--------------------------------------------


Proposal 2.
To approve or disapprove a change in the fundamental investment objective of the Fund.
FOR               [   ]
AGAINST           [   ]
ABSTAIN           [   ]

II. YOUR VOTE IS IMPORTANT

                                             Please complete, sign and return
                                             this card as soon as possible.




                                             Dated

                                             Signature

Please sign this proxy exactly as your name appears on the books of the Trust. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.